Rate Matters	12 Months Ended
Dec. 31, 2017
Rate Matters
RATE MATTERS

The disclosures in this note apply to all Registrants unless indicated otherwise.

The Registrants are involved in rate and regulatory proceedings at the FERC and their state commissions.  Rate matters can have a material impact on net income, cash flows and possibly financial condition.  The Registrants’ recent significant rate orders and pending rate filings are addressed in this note.

Impact of Tax Reform

Rate and regulatory matters are impacted by federal income tax implications. In December 2017, Tax Reform was enacted, which will impact outstanding rate and regulatory matters. For details on the impact of Tax Reform, see Note 12 - Income Taxes.

AEP Texas Rate Matters (Applies to AEP and AEP Texas)

AEP Texas Interim Transmission and Distribution Rates

As of December 31, 2017, AEP Texas’ cumulative revenues from interim base rate increases from 2008 through 2017, subject to review, are estimated to be $763 million. A base rate review could produce a refund if AEP Texas incurs a disallowance of the transmission or distribution investment on which an interim increase was based. Management is unable to determine a range of potential losses, if any, that are reasonably possible of occurring. A revenue decrease, including a refund of interim transmission and distribution rates, could reduce future net income and cash flows and impact financial condition. In November 2017, the PUCT published a proposed rule requiring investor-owned utilities operating solely inside ERCOT to make periodic filings for rate proceedings. The proposal would require AEP Texas to file for a comprehensive rate review no later than April 1, 2019.  In January 2018, AEP Texas submitted comments on the rule proposing, among other changes, that its initial filing due date under the rule be changed from April 1, 2019 to May 1, 2019.

Hurricane Harvey

In August 2017, Hurricane Harvey hit the coast of Texas, causing power outages in the AEP Texas service territory. AEP Texas has a PUCT approved catastrophe reserve in base rates and can defer incremental storm expenses. AEP Texas currently recovers approximately $1 million of storm costs annually through base rates. As of December 31, 2017, the total balance of AEP Texas’ deferred storm costs is approximately $123 million, inclusive of approximately $100 million of incremental storm expenses recorded as a regulatory asset related to Hurricane Harvey. As of December 31, 2017, AEP Texas has recorded approximately $133 million of capital expenditures related to Hurricane Harvey. Also, as of December 31, 2017, AEP Texas has received $10 million in insurance proceeds, which were applied to the regulatory asset and property, plant and equipment. Management, in conjunction with the insurance adjusters, is reviewing all damages to determine the extent of coverage for additional insurance reimbursement. Any future insurance recoveries received will be applied to and will offset the regulatory asset and property, plant and equipment, as applicable. Management believes the amount recorded as a regulatory asset is probable of recovery and AEP Texas is currently evaluating recovery options for the regulatory asset. The other named 2017 hurricanes did not have a material impact on AEP’s operations. If the ultimate costs of the incident are not recovered by insurance or through the regulatory process, it would have an adverse effect on future net income, cash flows and financial condition.

APCo Rate Matters (Applies to AEP and APCo)

Virginia Legislation Affecting Biennial Reviews

In 2015, amendments to Virginia law governing the regulation of investor-owned electric utilities were enacted. Under the amended Virginia law, APCo’s existing generation and distribution base rates are frozen until after the Virginia SCC rules on APCo’s next biennial review, which APCo will file in March 2020 for the 2018 and 2019 test years. These amendments also precluded the Virginia SCC from performing biennial reviews of APCo’s earnings for the years 2014 through 2017.

In February 2018, legislation separately passed the Virginia House of Delegates and the Senate of Virginia and, if enacted and signed into law by the Governor in its present form, will: (a) require APCo to not recover $10 million of fuel expenses incurred after July 1, 2018, (b) reduce APCo’s base rates by $50 million annually, on an interim basis and subject to true-up, effective July 30, 2018 related to Tax Reform and (c) require an adjustment in APCo’s base rates on April 1, 2019 to reflect actual annual reductions in corporate income taxes due to Tax Reform.  APCo’s next base rate review in 2020 will now include a review of earnings for test years 2017-2019, with triennial reviews of APCo’s base rates and earnings thereafter instead of biennial reviews.  The current VA legislative session is scheduled to adjourn in March 2018. Either a biennial review of 2018-2019 or a triennial review of 2017-2019 could reduce future net income and cash flows and impact financial condition.

ETT Rate Matters (Applies to AEP)

ETT Interim Transmission Rates

AEP has a 50% equity ownership interest in ETT. Predominantly all of ETT’s revenues are based on interim rate changes that can be filed twice annually and are subject to review and possible true-up in the next filed base rate proceeding. Through December 31, 2017, AEP’s share of ETT’s cumulative revenues that are subject to review is estimated to be $746 million. A base rate review could produce a refund if ETT incurs a disallowance of the transmission investment on which an interim increase was based. Management is unable to determine a range of potential losses, if any, that are reasonably possible of occurring. A revenue decrease, including a refund of interim transmission rates, could reduce future net income and cash flows and impact financial condition. In November 2017, the PUCT published a proposed rule requiring investor-owned utilities operating solely inside ERCOT to make periodic filings for rate proceedings. The proposal requires ETT to file for a comprehensive rate review no later than February 1, 2021.  In January 2018, ETT submitted comments recommending changes to the proposed draft rule.

I&M Rate Matters (Applies to AEP and I&M)

2017 Indiana Base Rate Case

In July 2017, I&M filed a request with the IURC for a $263 million annual increase in Indiana rates based upon a proposed 10.6% return on common equity with the annual increase to be implemented after June 2018. Upon implementation, this proposed annual increase would be subject to a temporary offsetting $23 million annual reduction to customer bills through December 2018 for a credit adjustment rider related to the timing of estimated in-service dates of certain capital expenditures.  The proposed annual increase includes $78 million related to increased annual depreciation rates and an $11 million increase related to the amortization of certain Cook Plant and Rockport Plant regulatory assets. The increase in depreciation rates includes a change in the expected retirement date for Rockport Plant, Unit 1 from 2044 to 2028 combined with increased investment at the Cook Plant, including the Cook Plant Life Cycle Management Project.

In November 2017, various intervenors filed testimony that included annual revenue increase recommendations ranging from $125 million to $152 million. The recommended returns on common equity ranged from 8.65% to 9.1%. In addition, certain parties recommended longer recovery periods than I&M proposed for recovery of regulatory assets and depreciation expenses related to Rockport Plant, Units 1 and 2. In January 2018, in response to a January 2018 IURC request related to the impact of Tax Reform on I&M’s pending base rate case, I&M filed updated schedules supporting a $191 million annual increase in Indiana base rates if the effect of Tax Reform was included in the cost of service.

In February 2018, I&M and all parties to the case, except one industrial customer, filed a Stipulation and Settlement Agreement for a $97 million annual increase in Indiana rates effective July 1, 2018 subject to a temporary offsetting reduction to customer bills through December 2018 for a credit rider related to the timing of estimated in-service dates of certain capital expenditures.  The one industrial customer agreed to not oppose the Stipulation and Settlement Agreement. The difference between I&M’s requested $263 million annual increase and the $97 million annual increase in the Stipulation and Settlement Agreement is primarily due to lower federal income taxes as a result of the reduction in the federal income tax rate due to Tax Reform, the feedback of credits for excess deferred income taxes, a 9.95% return on equity, longer recovery periods of regulatory assets, lower depreciation expense primarily for meters, and an increase in the sharing of off-system sales margins with customers from 50% to 95%.  I&M will also refund $4 million from July through December 2018 for the impact of Tax Reform for the period January through June 2018.  A hearing at the IURC is scheduled for March 2018. If any of these costs are not recoverable, it could reduce future net income and cash flows and impact financial condition.
2017 Michigan Base Rate Case

In May 2017, I&M filed a request with the MPSC for a $52 million annual increase in Michigan base rates based upon a proposed 10.6% return on common equity with the increase to be implemented no later than April 2018. The proposed annual increase includes $23 million related to increased annual depreciation rates and a $4 million increase related to the amortization of certain Cook Plant regulatory assets. The increase in depreciation rates is primarily due to the proposed change in the expected retirement date for Rockport Plant, Unit 1 from 2044 to 2028 combined with increased investment at the Cook Plant related to the Life Cycle Management Project. Additionally, the total proposed increase includes incremental costs related to the Cook Plant Life Cycle Management Program and increased vegetation management expenses.

In October 2017, the MPSC staff and intervenors filed testimony.  The MPSC staff recommended an annual net revenue increase of $49 million including proposed retirement dates of 2028 for both Rockport Plant, Units 1 (from 2044) and 2 (from 2022), a reduced capacity charge and a return on common equity of 9.8%. The intervenors proposed certain adjustments to I&M’s request including no change to the current 2044 retirement date of Rockport Plant, Unit 1, a market based capacity charge effective February 2019 for up to 10% of I&M’s Michigan customers, but did not address an annual net revenue increase. The intervenors’ recommended returns on common equity ranged from 9.3% to 9.5%. A hearing at the MPSC was held in November 2017.

In February 2018, an MPSC ALJ issued a Proposal for Decision and recommended an annual revenue increase of $49 million, including the intervenors’ proposed capacity charge and staff’s depreciation rates for Rockport Plant and a return on common equity of 9.8%. If the maximum 10% of customers choose an alternate supplier starting in February 2019, the estimated annual pretax loss due to the reduced capacity charge is approximately $9 million. An order is expected in the first half of 2018. If any of these costs are not recoverable, it could reduce future net income and cash flows and impact financial condition.

Rockport Plant, Unit 2 Selective Catalytic Reduction

In October 2016, I&M filed an application with the IURC for approval of a Certificate of Public Convenience and Necessity (CPCN) to install SCR technology at Rockport Plant, Unit 2 by December 2019. The equipment will allow I&M to reduce emissions of NOx from Rockport Plant, Unit 2 in order for I&M to continue to operate that unit under current environmental requirements. The estimated cost of the SCR project is $274 million, excluding AFUDC, to be shared equally between I&M and AEGCo.  As of December 31, 2017, total costs incurred related to this project, including AFUDC, were approximately $23 million.  The filing included a request for authorization for I&M to defer its Indiana jurisdictional ownership share of costs including investment carrying costs at a weighted average cost of capital (WACC), depreciation over a 10-year period as provided by statute and other related expenses. I&M proposed recovery of these costs using the existing Clean Coal Technology Rider in a future filing subsequent to approval of the SCR project. The AEGCo ownership share of the proposed SCR project will be billable under the Rockport Unit Power Agreement to I&M and KPCo and will be subject to future regulatory approval for recovery.

In February 2017, the Indiana Office of Utility Consumer Counselor (OUCC) and other parties filed testimony with the IURC. The OUCC recommended approval of the CPCN but also stated that any decision regarding recovery of any under-depreciated plant due to retirement should be fully investigated in a base rate case, not in a tracker or other abbreviated proceeding. The other parties recommended either denial of the CPCN or approval of the CPCN with conditions including a cap on the amount of SCR costs allowed to be recovered in the rider and limitations on other costs related to legal issues involving the Rockport Plant, Unit 2 lease. A hearing at the IURC was held in March 2017. An order from the IURC is pending. In July 2017, I&M filed a motion with the U.S. District Court for the Southern District of Ohio to remove the requirement to install SCR technology at Rockport Plant, Unit 2, which plaintiffs opposed. The district court has delayed the deadline for installation of the SCR technology until June 2020. In January 2018, I&M filed a supplemental motion with the U.S. District Court for the Southern District of Ohio proposing to install the SCR at Rockport Plant, Unit 2 and achieve the final SO2 emission cap applicable to the plant under the consent decree by the end of 2020, before the expiration of the initial lease term. Responsive filings were filed in February 2018 and a decision is anticipated in the first quarter of 2018.

KPCo Rate Matters (Applies to AEP)

2017 Kentucky Base Rate Case

In June 2017, KPCo filed a request with the KPSC for a $66 million annual increase in Kentucky base rates based upon a proposed 10.31% return on common equity with the increase to be implemented no later than January 2018. The proposed increase included: (a) lost load since KPCo last changed base rates in July 2015, (b) incremental costs related to OATT charges from PJM not currently recovered from retail ratepayers, (c) increased depreciation expense including updated Big Sandy Plant, Unit 1 depreciation rates using a proposed retirement date of 2031, (d) recovery of other Big Sandy Plant, Unit 1 generation costs currently recovered through a retail rider and (e) incremental purchased power costs. Additionally, KPCo requested a $4 million annual increase in environmental surcharge revenues. In August 2017, KPCo submitted a supplemental filing with the KPSC that decreased the proposed annual base rate revenue request to $60 million. The modification was due to lower interest expense related to June 2017 debt refinancings.

In November 2017, KPCo filed a non-unanimous settlement agreement with the KPSC. The settlement agreement included a proposed annual base rate increase of $32 million based upon a 9.75% return on common equity.

In January 2018, the KPSC issued an order approving the non-unanimous settlement agreement with certain modifications resulting in an annual revenue increase of $12 million, effective January 2018, based on a 9.7% return on equity. The KPSC’s primary revenue requirement modification to the settlement agreement was a $14 million annual revenue reduction for the decrease in the corporate federal income tax rate due to Tax Reform. The KPSC approved: (a) the deferral of $50 million of Rockport Plant Unit Power Agreement expenses for the years 2018 through 2022, with recovery of the deferral to be addressed in KPCo’s next base rate case, (b) the recovery/return of 80% of certain annual PJM OATT expenses above/below the corresponding level recovered in base rates, (c) KPCo’s commitment to not file a base rate case for three years and (d) increased depreciation expense based upon updated Big Sandy Plant, Unit 1 depreciation rates using a 20-year depreciable life.

In February 2018, KPCo filed with the KPSC for rehearing of the January 2018 base case order and requested an additional $2.3 million of annual revenue increases related to: (a) the calculation of federal income tax expense, (b) recovery of purchased power costs associated with forced outages and (c) capital structure adjustments.  Also in February 2018, an intervenor filed for rehearing recommending that the reduced corporate federal income tax rate, as a result of Tax Reform, be reflected in lower purchased power expense related to the Rockport UPA. It is anticipated that the KPSC will rule upon this rehearing request in the first quarter of 2018.

OPCo Rate Matters (Applies to AEP and OPCo)

Ohio Electric Security Plan Filings

June 2015 - May 2018 ESP Including PPA Application and Proposed ESP Extension through 2024

In 2013, OPCo filed an application with the PUCO to approve an ESP that included proposed rate adjustments and the continuation and modification of certain existing riders, including the DIR, effective June 2015 through May 2018. The proposal also involved a PPA rider that would include OPCo’s OVEC contractual entitlement (OVEC PPA) and would allow retail customers to receive a rate stabilizing charge or credit by hedging market-based prices with a cost-based PPA.

In 2015 and 2016, the PUCO issued orders in this proceeding. As part of the issued orders, the PUCO approved (a) the DIR with modified rate caps, (b) recovery of OVEC-related net margin incurred beginning June 2016, (c) potential additional contingent customer credits of up to $15 million to be included in the PPA rider over the final four years of the PPA rider and (d) the limitation that OPCo will not flow through any capacity performance penalties or bonuses through the PPA rider. Additionally, subject to cost recovery and PUCO approval, OPCo agreed to develop and implement, by 2021, a solar energy project(s) of at least 400 MWs and a wind energy project(s) of at least 500 MWs, with 100% of all output to be received by OPCo. AEP affiliates could own up to 50% of these solar and wind projects. In December 2016, in accordance with the stipulation agreement, OPCo filed a carbon reduction plan that focused on fuel diversification and carbon emission reductions. In April 2017, the PUCO rejected all pending rehearing requests and the orders are all now final. In June 2017, intervenors filed appeals to the Supreme Court of Ohio stating that the PUCO’s approval of the OVEC PPA was unlawful and does not provide customers with rate stability.

In November 2016, OPCo refiled its amended ESP extension application and supporting testimony, consistent with the terms of the modified and approved stipulation agreement and based upon a 2016 PUCO order. The amended filing proposed to extend the ESP through May 2024 and included (a) an extension of the OVEC PPA rider, (b) a proposed 10.41% return on common equity on capital costs for certain riders, (c) the continuation of riders previously approved in the June 2015 - May 2018 ESP, (d) proposed increases in rate caps related to OPCo’s DIR and (e) the addition of various new riders, including a Renewable Resource Rider.

In August 2017, OPCo and various intervenors filed a stipulation agreement with the PUCO. The stipulation extends the term of the ESP through May 2024 and includes: (a) an extension of the OVEC PPA rider, (b) a proposed 10% return on common equity on capital costs for certain riders, (c) the continuation of riders previously approved in the June 2015 - May 2018 ESP, (d) rate caps related to OPCo’s DIR ranging from $215 million to $290 million for the periods 2018 through 2021 and (e) the addition of various new riders, including a Smart City Rider and a Renewable Generation Rider. DIR rate caps will be reset in OPCo’s next distribution base rate case which must be filed by June 2020.

In October 2017, intervenor testimony opposing the stipulation agreement was filed recommending: (a) a return on common equity to not exceed 9.3% for riders earning a return on capital investments, (b) that OPCo should file a base distribution case concurrent with the conclusion of the current ESP in May 2018 and (c) denial of certain new riders proposed in OPCo’s ESP extension. The stipulation is subject to review by the PUCO. A hearing at the PUCO was held in November 2017. An order from the PUCO is expected in the first quarter of 2018.

If OPCo is ultimately not permitted to fully collect all components of its ESP rates, it could reduce future net income and cash flows and impact financial condition.

2016 SEET Filing

Ohio law provides for the return of significantly excessive earnings to ratepayers upon PUCO review. Significantly excessive earnings are measured by whether the earned return on common equity of the electric utility is significantly in excess of the return on common equity that was earned during the same period by publicly traded companies, including utilities, that face comparable business and financial risk.
In December 2016, OPCo recorded a 2016 SEET provision of $58 million based upon projected earnings data for companies in the comparable utilities risk group. In determining OPCo’s return on equity in relation to the comparable utilities risk group, management excluded the following items resolved in OPCo’s Global Settlement that was filed at the PUCO in December 2016 and subsequently approved in February 2017: (a) gain on the deferral of RSR costs, (b) refunds to customers related to the SEET remands and (c) refunds to customers related to fuel adjustment clause proceedings.

In May 2017, OPCo submitted its 2016 SEET filing with the PUCO in which management indicated that OPCo did not have significantly excessive earnings in 2016 based upon actual earnings data for the comparable utilities risk group.

In January 2018, PUCO staff filed testimony that OPCo did not have significantly excessive earnings. Also in January 2018, an intervenor filed testimony recommending a $53 million refund to customers.

In February 2018, OPCo and PUCO staff filed a stipulation agreement in which both parties agreed that OPCo did not have significantly excessive earnings in 2016.

In February 2018, a procedural schedule was issued by the PUCO. A hearing is scheduled for April 2018 and management expects to receive an order in the second quarter of 2018. While management believes that OPCo’s adjusted 2016 earnings were not excessive, management did not adjust OPCo’s 2016 SEET provision due to risks that the PUCO could rule against OPCo’s proposed SEET adjustments, including treatment of the Global Settlement issues described above, adjust the comparable risk group, or adopt a different 2016 SEET threshold. If the PUCO orders a refund of 2016 OPCo earnings, it could reduce future net income and cash flows and impact financial condition.

PSO Rate Matters (Applies to AEP and PSO)

2017 Oklahoma Base Rate Case

In June 2017, PSO filed an application for a base rate review with the OCC that requested an increase in annual revenues of $156 million, less an $11 million refund obligation, for a net increase of $145 million based upon a proposed 10% return on common equity. The proposed base rate increase includes (a) environmental compliance investments, including recovery of previously deferred environmental compliance related costs currently recorded as regulatory assets, (b) Advanced Metering Infrastructure investments, (c) additional capital investments and costs to serve PSO’s customers, and (d) an annual $42 million depreciation rate increase due primarily to shorter service lives and lower net salvage estimates. As part of this filing, consistent with the OCC’s final order in its previous base rate case, PSO requested recovery through 2040 of Northeastern Plant, Unit 3, including the environmental control investment, and the net book value of Northeastern Plant, Unit 4 that was retired in 2016. As of December 31, 2017, the net book value of Northeastern Plant, Unit 4 was $81 million.

In January 2018, the OCC issued a final order approving a net increase in Oklahoma annual revenues of $84 million, which was then reduced by $32 million to $52 million to account for changes as a result of Tax Reform, based upon a return on common equity of 9.3%. The final order also included approval for recovery, with a debt return for investors, of the net book value of Northeastern Plant Unit 4 and an annual depreciation expense increase of $19 million, including requested recovery through 2040 of Northeastern Plant, Unit 3. PSO anticipates implementing new rates in March 2018 billings.

SWEPCo Rate Matters (Applies to AEP and SWEPCo)

2012 Texas Base Rate Case

In 2012, SWEPCo filed a request with the PUCT to increase annual base rates primarily due to the completion of the Turk Plant. In 2013, the PUCT issued an order affirming the prudence of the Turk Plant but determined that the Turk Plant’s Texas jurisdictional capital cost cap established in a previous Certificate of Convenience and Necessity case also limited SWEPCo’s recovery of AFUDC in addition to limits on its recovery of cash construction costs. Additionally, the PUCT deferred consideration of the requested increase in depreciation expense related to the change in the 2016 retirement date of the Welsh Plant, Unit 2.
Upon rehearing in 2014, the PUCT reversed its initial ruling and determined that AFUDC was excluded from the Turk Plant’s Texas jurisdictional capital cost cap. As a result, SWEPCo reversed $114 million of previously recorded regulatory disallowances in 2013. The resulting annual base rate increase was approximately $52 million. In June 2017, the Texas District Court upheld the PUCT’s 2014 order. In July 2017, intervenors filed appeals with the Texas Third Court of Appeals.

If certain parts of the PUCT order are overturned and if SWEPCo cannot ultimately recover its Texas jurisdictional share of the Turk Plant investment, including AFUDC, it could reduce future net income and cash flows and impact financial condition.

2016 Texas Base Rate Case

In December 2016, SWEPCo filed a request with the PUCT for a net increase in Texas annual revenues of $69 million based upon a 10% return on common equity. In January 2018, the PUCT issued a final order approving a net increase in Texas annual revenues of $50 million based upon a return on common equity of 9.6%, effective May 2017. The final order also included (a) approval to recover the Texas jurisdictional share of environmental investments placed in service, as of June 30, 2016, at various plants, including Welsh Plant, Units 1 and 3, (b) approval of recovery of, but no return on, the Texas jurisdictional share of the net book value of Welsh Plant, Unit 2, (c) approval of $2 million additional vegetation management expenses and (d) the rejection of SWEPCo’s proposed transmission cost recovery mechanism.

As a result of the final order, in the fourth quarter, SWEPCo (a) recorded an impairment charge of $19 million, which includes $7 million associated with the lack of return on Welsh Plant, Unit 2 and $12 million related to other disallowed plant investments (b) recognized $32 million of additional revenues, for the period of May 2017 through December 2017, that will be surcharged to customers and (c) recognized an additional $7 million of expenses consisting primarily of depreciation expense and vegetation management expense, offset by the deferral of rate case expenses. SWEPCo implemented new rates in February 2018 billings. The $32 million of additional 2017 revenues will be collected by the end of 2018. In addition, SWEPCo is required to file a refund tariff within 120 days to reflect the difference between rates collected under the final order and the rates that would be collected under Tax Reform.

Louisiana Turk Plant Prudence Review

Beginning January 2013, SWEPCo’s formula rates, including the Louisiana jurisdictional share (approximately 33%) of the Turk Plant, have been collected subject to refund pending the outcome of a prudence review of the Turk Plant investment, which was placed into service in December 2012. In October 2017, the LPSC staff filed testimony contending that SWEPCo failed to continue to evaluate the suspension or cancellation of the Turk Plant during its construction period. In January 2018, SWEPCo and the LPSC staff filed a settlement, subject to LPSC approval, providing for a $19 million pretax write off of the Louisiana jurisdictional share of previously capitalized Turk Plant costs and a $10 million rate refund provision for previously collected revenues associated with the disallowed portion of the Turk Plant. Based on the agreement, management concluded that the disallowance was probable resulting in a $23 million pretax write-off in the fourth quarter, consisting of a $15 million pretax impairment and an $8 million pretax provision for revenue refund. The agreement requires $2 million of the provision to be refunded to customers in the first billing cycle following LPSC approval of the settlement and the remaining $8 million to be amortized as a cost of service reduction for customers over 5 years, effective August 1, 2018. In February 2018, the LPSC approved the settlement agreement.

2015 Louisiana Formula Rate Filing

In April 2015, SWEPCo filed its formula rate plan for test year 2014 with the LPSC.  The filing included a $14 million annual increase, which was effective August 2015.  In February 2018, LPSC staff filed a report approving the increase as filed. This increase is subject to refund pending commission approval .  If any of these costs are not recoverable, it could reduce future net income and cash flows and impact financial condition.

2017 Louisiana Formula Rate Filing

In April 2017, the LPSC approved an uncontested stipulation agreement that SWEPCo filed for its formula rate plan for test year 2015.  The filing included a net annual increase not to exceed $31 million, which was effective May 2017 and includes SWEPCo’s Louisiana jurisdictional share of Welsh Plant and Flint Creek Plant environmental controls which were placed in service in 2016. The net annual increase is subject to refund. In October 2017, SWEPCo filed testimony in Louisiana supporting the prudence of its environmental control investment for Welsh Plant, Units 1 and 3 and Flint Creek power plants. These environmental costs are subject to prudence review. A hearing at the LPSC is scheduled for May 2018. If any of these costs are not recoverable, it could reduce future net income and cash flows and impact financial condition.

Welsh Plant - Environmental Impact

Management currently estimates that the investment necessary to meet proposed environmental regulations through 2025 for Welsh Plant, Units 1 and 3 could total approximately $850 million, excluding AFUDC. As of December 31, 2017, SWEPCo had incurred costs of $398 million, including AFUDC, related to these projects.  Management continues to evaluate the impact of environmental rules and related project cost estimates. As of December 31, 2017, the total net book value of Welsh Plant, Units 1 and 3 was $627 million, before cost of removal, including materials and supplies inventory and CWIP.

In 2016, as approved by the APSC, SWEPCo began recovering $79 million related to the Arkansas jurisdictional share of these environmental costs, subject to prudence review in the next Arkansas filed base rate proceeding. In April 2017, the LPSC approved recovery of $131 million in investments related to its Louisiana jurisdictional share of environmental controls installed at Welsh Plant, effective May 2017. SWEPCo’s approved Louisiana jurisdictional share of Welsh Plant deferrals: (a) are $11 million, excluding $6 million of unrecognized equity as of December 31, 2017, (b) is subject to review by the LPSC, and (c) includes a WACC return on environmental investments and the related depreciation expense and taxes. In January 2018, SWEPCo received written approval from the PUCT to recover its project costs from retail customers in its 2016 Texas base rate case and is recovering these costs from wholesale customers through SWEPCo’s FERC-approved agreements. See “2016 Texas Base Rate Case” and “2017 Louisiana Formula Rate Filing” disclosures above.

If any of these costs are not recoverable, it could reduce future net income and cash flows and impact financial condition.

FERC Rate Matters

PJM Transmission Rates (Applies to AEP, AEPTCo, APCo, I&M and OPCo)

In June 2016, PJM transmission owners, including AEP’s eastern transmission subsidiaries and various state commissions filed a settlement agreement at the FERC to resolve outstanding issues related to cost responsibility for charges to transmission customers for certain transmission facilities that operate at or above 500 kV. In July 2016, certain parties filed comments at the FERC contesting the settlement agreement. Upon final FERC approval, PJM would implement a transmission enhancement charge adjustment through the PJM OATT, billable through 2025. Management expects that any refunds received would generally be returned to retail customers through existing state rider mechanisms.

FERC Transmission Complaint - AEP’s PJM Participants (Applies to AEP, AEPTCo, APCo, I&M and OPCo)

In October 2016, several parties filed a complaint at the FERC that states the base return on common equity used by AEP’s eastern transmission subsidiaries in calculating formula transmission rates under the PJM OATT is excessive and should be reduced from 10.99% to 8.32%, effective upon the date of the complaint. Management believes its financial statements adequately address the impact of the complaint. In November 2017, a FERC order set the matter for hearing and settlement procedures. If the FERC orders revenue reductions as a result of the complaint, including refunds from the date of the complaint filing, it could reduce future net income and cash flows and impact financial condition.
Modifications to AEP’s PJM Transmission Rates (Applies to AEP, AEPTCo, APCo, I&M and OPCo)

In November 2016, AEP’s eastern transmission subsidiaries filed an application at the FERC to modify the PJM OATT formula transmission rate calculation, including an adjustment to recover a tax-related regulatory asset and a shift from historical to projected expenses. In March 2017, the FERC accepted the proposed modifications effective January 1, 2017, subject to refund, and set this matter for hearing and settlement procedures. The modified PJM OATT formula rates are based on projected calendar year financial activity and projected plant balances. In December 2017, AEP’s eastern transmission subsidiaries filed an uncontested settlement agreement with the FERC resolving all outstanding issues. If the FERC determines that any of these costs are not recoverable, it could reduce future net income and cash flows and impact financial condition.

FERC Transmission Complaint - AEP’s SPP Participants (Applies to AEP, AEPTCo, PSO and SWEPCo)

In June 2017, several parties filed a complaint at the FERC that states the base return on common equity used by AEP’s western transmission subsidiaries in calculating formula transmission rates under the SPP OATT is excessive and should be reduced from 10.7% to 8.36%, effective upon the date of the complaint. In November 2017, a FERC order set the matter for hearing and settlement procedures. Management believes its financial statements adequately address the impact of the complaint. If the FERC orders revenue reductions as a result of the complaint, including refunds from the date of the complaint filing, it could reduce future net income and cash flows and impact financial condition.

Modifications to AEP’s SPP Transmission Rates (Applies to AEP, AEPTCo, PSO and SWEPCo)

In October 2017, AEP’s western transmission subsidiaries filed an application at the FERC to modify the SPP OATT formula transmission rate calculation, including an adjustment to recover a tax-related regulatory asset and a shift from historical to projected expenses.  The modified SPP OATT formula rates are based on projected 2018 calendar year financial activity and projected plant balances. In December 2017, the FERC accepted the proposed modifications effective January 1, 2018, subject to refund, and set this matter for hearing and settlement procedures. If the FERC determines that any of these costs are not recoverable, it could reduce future net income and cash flows and impact financial condition.

FERC SWEPCo Power Supply Agreements Complaint - East Texas Electric Cooperative, Inc. (ETEC) and Northeast Texas Electric Cooperative, Inc. (NTEC)

In September 2017, ETEC and NTEC filed a complaint at the FERC that states the base return on common equity used by SWEPCo in calculating their power supply formula rates is excessive and should be reduced from 11.1% to 8.41%, effective upon the date of the complaint. In November 2017, a FERC order set the matter for hearing and settlement procedures. Management believes its financial statements adequately address the impact of the complaint. If the FERC orders revenue reductions as a result of the complaint, including refunds from the date of the complaint filing, it could reduce future net income and cash flows and impact financial condition.